Cost of revenues (Details) - Schedule of cost of revenues by revenue type - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Schedule of cost of revenues by revenue type [Abstract]
Cost of revenues from subscription services	$ 9,369	$ 8,795	$ 6,585
Cost of term-license	2,299	1,709	189
Cost of revenues from perpetual license and other	9,817	9,370	10,049
Cost of revenues from professional services	21,072	18,005	19,000
Total	$ 42,557	$ 37,879	$ 35,823